Exhibit 99.1

Cardinal Financial Corporation KBW Community Bank Investor Conference July 29, 2009

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed and furnished to the Securities and Exchange Commission. 2

Financial holding company founded in 1998: Total assets of $1.86 billion at June 30, 2009 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, Virginia Approved for $41.2 million by the Treasury under the Capital Purchase Program for TARP Decided to turn down the opportunity to participate in TARP Serves the Washington Metropolitan region through its wholly-owned subsidiaries: Cardinal Bank Cardinal First Mortgage, LLC George Mason Mortgage, LLC Cardinal Wealth Management Company Profile 3

Management Team 6 Industry Experience Years In Market Bernard Clineburg Chairman & CEO 37 years 37 Chris Bergstrom EVP, CCO/CRO 27 years 20 Alice Frazier EVP, Office of the Chairman 19 years 17 Dennis Griffith EVP, Chief Lending Officer 35 years 35 Kim Liddell EVP, COO 25 years 25 Kevin Reynolds EVP, Director of Sales 27 years 27 Mark Wendel EVP, CFO 27 years 4

CFNL 1998 - 2002 2003 -2009 Net Income ($23.0 million) $35.5 million Total Assets* $486 million $1.86 billion Total Loans* $249 million $1.20 billion Total Deposits* $423 million $1.24 billion Banking Offices 8 25 Business Lines 2 5 Market Capitalization* $43.6 million $224.6 million Total Capital* $40.7 million $196.6 million Legal Lending Limit* $5.5 million $27.2 million *Period ending totals as of 12/31/02 and 6/30/09, respectively. 5

Greater Washington Region A Premier Banking Market 6

Total Federal Spending Washington Metro Area 7 $ Billions Source: GMU Center for Regional Analysis 0 20 40 60 80 100 120 140 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009

Greater Washington Region 8 Median household income of $72,799, nation’s wealthiest region Fourth largest U.S. metro population (more than 6 million) Gross regional product of $342 billion – 4th largest in nation 42% of the population (older than 25 years old) has a bachelor’s degree or higher 19% of the region’s adults have advanced degrees – the highest percentage in the U.S. Largest number of Inc. 500 companies for 9 consecutive years Turnover in the White House and Congress Source: Washington Business Journal and The Associated Press

2009 Structure of the Greater Washington Economy 9 Source: GMU Center for Regional Analysis Federal 33.3% Non-Local Business 11.8% Federal 17.9% Procurement 15.4% Int’l 4.8% Hosp. 2.0% Assn. 2.2% Other 7.0% Other: Health/Education, Media, Lobbyists Local Business 38.9%

15 Largest Job Markets Ranked By Unemployment Rate 10 May 2009 % U.S. 9.1 Source: BLS, GMU Center for Regional Analysis Data not seasonally adjusted 0 4 8 12 16 Washington Boston Houston Phoenix Dallas - FW Minneapol.. Seattle New York Philadelphia Miami Chicago SF - Oakland Atlanta Los Angeles Detroit

Targeted Markets We Serve 11 County Median Household Income 20081 Projected Population Increase 2008-20131 Total Population 20081(Actual) Current Cardinal Branches Fairfax $108,209 4% 1,035,674 12 Loudoun $102,408 34% 298,081 4 Prince William $87,466 21% 387,867 3 Arlington $87,350 4% 203,820 2 Montgomery, MD $87,624 5% 957,889 1 Washington, DC $51,465 3% 589,366 1 Stafford $88,431 19% 128,624 1 Spotsylvania $73,953 20% 124,729 1 Source: 1SNL Financial

Last Bank Standing? 12 Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One $16,022,456 250 2009 Provident M&T $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $876,056,666 2,290

Banking & Mortgage Centers 13

Financial Overview 14

Highlights 15 6/30/09 6/30/08 % Change Net Income $2.1 million $874K 145% EPS $0.08 $0.04 100% Assets $1.86 billion $1.73 billion 8% Loans $1.20 billion $1.07 billion 12% Deposits $1.24 billion $1.11 billion 12%

Quality Annual Growth 16 *From 12/31/03 through 6/30/2009 $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2003 2004 2005 2006 2007 2008 2Q 2009 Loans Deposits Total Assets CAGR* Loans – 26% Deposits – 19% Total Assets – 21%

Cardinal is Well Capitalized 17 Average Tang. Equity/Tang. Assets - Banks $1-5 Billion in assets as of 3/31/09. Source: SNL Financial 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tang. Equity/Tang. Assets Leverage Tier 1 Risk-Based Total Risk-Based 7.92% 5% 6% 10% 9.80% 11.43% 13.43% 14.52% Well Capitalized Regulatory Requirements Capital Ratios as of June 30, 2009

Historical Deposit Mix 18 *Deposit Mix through 6/30/2009. 0% 10% 20% 30% 40% 50% 60% 12/31/2005 12/31/2006 12/31/07 12/31/2008 2Q 2009 59% 46% 42% 51% 51% 22% 32% 36% 26% 27% 8% 11% 11% 11% 10% 11% 11% 11% 12% 12% CDs MM/Savings NOW DDA

Net Interest Margin 19 2.45% 2.50% 2.55% 2.60% 2.65% 2.70% 2.75% 2.80% 2.85% 2.90% 2.85% 2.69% 2.62% 2.61% 2.84% 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009

Non-Interest Revenue 20 June 30, 2009 Trust & Invest. 14% Checkcard/ATM 3% Other Service 4% Deposit Svc fees 8% Mortgage Banking 71%

Assets Under Management Cardinal Trust and Investments $2.684 billion Wilson/Bennett Capital Management, Inc. $209 million Cardinal Wealth Services, Inc. $47.9 million 21

Quality Loan Growth 22 (millions) $0 $100 $200 $300 $400 $500 $600 Commercial RE C&I Construction Residential RE Home Equity $366 $108 $169 $201 $69 $441 $131 $191 $213 $94 $538 $158 $174 $197 $109 Average Loan Balances 2007 2008 2Q 2009

Target Loan Mix 23 Current June 30, 2009 Residential Mortgage/ Home Equity/ Consumer 25% Gov’t Contracting 1% C&I 12% Construction 15% Commercial RE 47% Target Residential Mortgage/ Home Equity/ Consumer 34% Gov’t Contracting 3% C&I 20% Construction 10% Commercial RE 33%

Commercial Real Estate Portfolio 24 June 30, 2009 Occupancy Residential ADC 7% Owner Occupied 26% Non Owner Occupied 51% Commercial ADC 16%

Commercial Real Estate Portfolio 25 June 30, 2009 Property Type Warehouse/ Industrial 9% Residential ADC 7% Special Purpose 30% Office 37% Retail 12% Multifamily 5%

Commercial Real Estate Portfolio 26 June 30, 2009 Special Purpose Warehouse/ Industrial 9% Church 9% Funeral Home 4% Miscellaneous Auto 9% Recreational 34% School 13% Other 23%

Exceptional Credit Quality 27 Loan loss reserves of 1.35% Less than 2% of the loan portfolio is unsecured Allowance for Loan Losses to NPAs 201% at 6/30/2009 0.00% 0.25% 0.50% 0.75% 1.00% 2002 2003 2004 2005 2006 2007 2008 2Q 2009 0.05% 0.01% 0.02% 0.01% 0.00% 0.06% 0.24% 0.18% 0.39% 0.12% 0.11% 0.04% 0.01% 0.09% 0.44% 0.63% Net Charge-offs/Loans Non-performing Loans/Loans

VA/MD Peers – 2nd Quarter Results 1 Total Assets (millions) Net Income ($000) NPLs/ Loans (%) Charge-offs ($000) NPAs/ Assets (%) NPAs/ Equity (%) Cardinal Financial $1,864 $2,142 0.63% $637 0.41% 3.85% Bank A $2,699 $(5,184) 4.68% $16,900 4.98% 55.28% Bank B $3,617 $ (280) 5.14% $12,100 3.60% 33.31% Bank C $3,056 $ (326) 3.26% $6,896 2.60% 20.43% Bank D $2,615 $ 953 1.94% $3,128 2.00% 19.05% Bank E $1,045 $1,416 1.79% $1,866 1.96% 19.75%

Credit Quality – VA/MD Peers 29 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2005 2006 2007 2008 1Q 2009 Non-performing Loans/Loans (%) CFNL MBRG UBSH VCBI SASR STEL

Strategic Priorities 30

Growth Strategy Capitalize on current market conditions Penetrate our existing markets and further improve our branch positioning Capitalize on continued bank consolidation Expand our lending activities Continue to recruit experienced bankers 31

Future Branch Expansion 32

Acquisition Strategy 33 Banking Highly disciplined approach Focus on Virginia population centers High value institutions Strong local market leadership Failed Financial Institutions Non-Banking Focus on complementary product line offerings Asset managers Insurance agency Real estate brokerage

Stock Valuation 34

Stock Profile – CFNL (NASDAQ) 35 Share Price (7/21/2009) $7.55 52 Week Range $4.36 - $10.50 Shares Outstanding 28.7 million Market Capitalization $216.6 million Average Daily Volume 102,403 Price (7/21/2009)/ Book (6/30/2009) 1.10x Price (7/21/2009)/ Tangible Book (6/30/2009) 1.19x

VA/MD Bank Holding Companies 36 Financial info as of 3/31/09; pricing data as of 7/21/09. Total Assets (millions) Price/ Book Price/ Tangible Book Cardinal Financial $1,793 113% 124% Virginia Commerce $2,772 40% 40% StellarOne $2,996 86% 112% Sandy Spring $3,519 83% 115% Union Bankshares $2,602 93% 133% Middleburg Bank $988 77% 85%

Investment Summary 37 • Well positioned for growth & opportunities Strong management team Franchise value in a premier market Resilient economy & job market Excellent credit quality Diversified loan portfolio • Attractive valuation Shareholder focused

Cardinal Financial Corporation KBW Community Bank Investor Conference July 29, 2009